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                       DONALDSON, LUFKIN & JENRETTE, INC.
                                 as the Company

                                      and

                                 --------------

                            THE CHASE MANHATTAN BANK
                                   as Trustee

                                 --------------

                                   Indenture
                         Dated as of September 3, 1997





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



                              TABLE OF CONTENTS*

                                                                                     Page
RECITALS OF THE COMPANY................................................................1

                                   ARTICLE 1
                  DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1      Definitions...........................................................1
SECTION 1.2      Other Definitions.....................................................7
SECTION 1.3      Incorporation by Reference of Trust Indenture Act.....................8
SECTION 1.4      Rules of Construction.................................................8

                                   ARTICLE 2
                                THE SECURITIES

SECTION 2.1      Form and Dating.......................................................9
SECTION 2.2      Execution and Authentication..........................................9
SECTION 2.3      Amount Unlimited; Issuable in Series.................................10
SECTION 2.4      Denomination and Date of Securities; Payments of Interest............14
SECTION 2.5      Agents Generally.....................................................14
SECTION 2.6      Paying Agent to Hold Money in Trust..................................15
SECTION 2.7      Transfer and Exchange................................................15
SECTION 2.8      Replacement Securities...............................................19
SECTION 2.9      Outstanding Securities...............................................20
SECTION 2.10     Temporary Securities.................................................21
SECTION 2.11     Cancellation.........................................................23
SECTION 2.12     CUSIP Numbers........................................................23
SECTION 2.13     Defaulted Interest...................................................23
SECTION 2.14     Series May Include Tranches..........................................23
SECTION 2.15     Computation of Interest..............................................24
SECTION 2.16     Currency and Manner of Payment in Respect of Securities..............24

                                   ARTICLE 3
                                  REDEMPTION

SECTION 3.1      Applicability of Article.............................................30

- -----------------
*Note:    The Table of Contents shall not for any purposes be deemed to be a part of the
          Indenture.



                                       i



SECTION 3.2      Notice of Redemption; Partial Redemptions............................30
SECTION 3.3      Payment of Securities Called for Redemption..........................31
SECTION 3.4      Exclusion of Certain Securities from Eligibility for Selection for
                 Redemption...........................................................32
SECTION 3.5      Mandatory and Optional Sinking Funds.................................33

                                   ARTICLE 4
                                   COVENANTS

SECTION 4.1      Payment of Securities................................................35
SECTION 4.2      Maintenance of Office or Agency......................................36
SECTION 4.3      Negative Pledge......................................................37
SECTION 4.4      Certificate to Trustee...............................................37
SECTION 4.5      Reports by the Company...............................................37
SECTION 4.6      Calculation of Original Issue Discount...............................37

                                   ARTICLE 5
                             SUCCESSOR CORPORATION

SECTION 5.1      When Company May Merge, Etc..........................................38
SECTION 5.2      Successor Substituted................................................38

                                   ARTICLE 6
                             DEFAULT AND REMEDIES

SECTION 6.1      Events of Default....................................................39
SECTION 6.2      Acceleration.........................................................40
SECTION 6.3      Other Remedies.......................................................42
SECTION 6.4      Waiver of Past Defaults..............................................42
SECTION 6.5      Control by Majority..................................................43
SECTION 6.6      Limitation on Suits..................................................43
SECTION 6.7      Rights of Holders to Receive Payment.................................44
SECTION 6.8      Collection Suit by Trustee...........................................44
SECTION 6.9      Trustee May File Proofs of Claim.....................................44
SECTION 6.10     Application of Proceeds..............................................44
SECTION 6.11     Restoration of Rights and Remedies...................................45
SECTION 6.12     Undertaking for Costs................................................46
SECTION 6.13     Rights and Remedies Cumulative.......................................46
SECTION 6.14     Delay or Omission Not Waiver.........................................46

                                   ARTICLE 7
                                    TRUSTEE
SECTION 7.1      General..............................................................46

SECTION 7.2      Certain Rights of Trustee............................................46
SECTION 7.3      Individual Rights of Trustee.........................................48
SECTION 7.4      Trustee's Disclaimer.................................................49
SECTION 7.5      Notice of Default....................................................49
SECTION 7.6      Reports by Trustee to Holders........................................49
SECTION 7.7      Compensation and Indemnity...........................................49
SECTION 7.8      Replacement of Trustee...............................................50
SECTION 7.9      Successor Trustee by Merger, Etc.....................................51
SECTION 7.10     Eligibility..........................................................51
SECTION 7.11     Money Held in Trust..................................................52
SECTION 7.12     Right of Trustee in Capacity of Registrar or Paying Agent............52

                                   ARTICLE 8
                            DISCHARGE OF INDENTURE

SECTION 8.1      Defeasance Within One Year of Payment................................52
SECTION 8.2      Defeasance...........................................................53
SECTION 8.3      Covenant Defeasance..................................................54
SECTION 8.4      Application of Trust Money...........................................55
SECTION 8.5      Repayment to Company.................................................55

                                   ARTICLE 9
                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.1      Without Consent of Holders...........................................56
SECTION 9.2      With Consent of Holders..............................................56
SECTION 9.3      Revocation and Effect of Consent.....................................58
SECTION 9.4      Notation on or Exchange of Securities................................58
SECTION 9.5      Trustee to Sign Amendments, Etc......................................58
SECTION 9.6      Conformity with Trust Indenture Act..................................59

                                  ARTICLE 10
                                 MISCELLANEOUS

SECTION 10.1     Trust Indenture Act of 1939..........................................59
SECTION 10.2     Notices..............................................................59
SECTION 10.3     Certificate and Opinion as to Conditions Precedent...................60
SECTION 10.4     Statements Required in Certificate or Opinion........................60
SECTION 10.5     Evidence of Ownership................................................61
SECTION 10.6     Rules by Trustee, Paying Agent or Registrar..........................62
SECTION 10.7     Payment Date Other Than a Business Day...............................62
SECTION 10.8     Governing Law........................................................62
SECTION 10.9     No Adverse Interpretation of Other Agreements........................62

SECTION 10.10    Successors...........................................................62
SECTION 10.11    Duplicate Originals..................................................62
SECTION 10.12    Separability.........................................................62
SECTION 10.13    Table of Contents, Headings, Etc.....................................62
SECTION 10.14    Incorporators, Stockholders, Officers and Directors of Company
                 Exempt from Individual Liability.....................................63
SECTION 10.15    Judgment Currency....................................................63
SECTION 10.16    Moneys of Different Currencies To Be Segregated......................63
SECTION 10.17    Language of Notices, etc.............................................63
SECTION 10.18    Changes in Exhibits..................................................63

SIGNATURES............................................................................65

EXHIBIT A.1      Form of Certificate To Be Given by Person Entitled to
                 Receive Unregistered Security .......................................A.1-1

EXHIBIT A.2      Form Certificate To Be Given by Euroclear and Cedel
                 in Connection with the Exchange of a Portion of a
                 Temporary Global Security............................................A.2-1

         INDENTURE, dated as of September 3, 1997 between Donaldson, Lufkin & Jenrette, Inc., a Delaware corporation, as the Company, and The Chase Manhattan Bank, a New York banking corporation, as Trustee.


                            RECITALS OF THE COMPANY

         WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and to provide, among other things, for the authentication, delivery and administration of the Securities; and

         WHEREAS, all things necessary to make this Indenture a valid indenture and agreement of the Company according to its terms have been done;

         NOW, THEREFORE:

         In consideration of the premises and the purchases of the Securities by the holders thereof, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities or of any and all series thereof and of the coupons, if any, appertaining thereto as follows:

                                   ARTICLE 1

                  DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1 Definitions.

         "Agent" means any Registrar, Paying Agent, transfer agent, Exchange Rate Agent or Authenticating Agent.

         "Authorized Newspaper" means a newspaper of general circulation in the place of publication(which, in the case of The City of New York, will, if practicable, be The Wall Street Journal (Eastern Edition) and in the case of London, will, if practicable, be the Financial Times (London Edition)) published in an official language of the country of publication customarily published each Business Day in the place of publication. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

         "Board Resolution" means one or more resolutions of the board of directors of the Company or any authorized committee thereof certified by the secretary or an assistant secretary of the Company to have been duly adopted and to be in full force and effect on the date of certification, and delivered to the Trustee.

         "Business Day" means with respect to any Security any day that is not a Saturday or Sunday and that is not a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close in The City of New York and (i) with respect to Securities denominated in a currency other than Dollars or ECU, such day that is not a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close in the principal financial center of the country of the currency, in which the Security is denominated or (ii) with respect to Securities denominated in ECU, a day that is a non-ECU clearing day as determined by the ECU Banking Association in Paris. "Business Day" means with respect to any Authorized Newspaper any day that is not a Saturday or Sunday and that is not a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close in the place of publication of such Authorized Newspaper.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or nonvoting) of such Person's capital stock or equity, including, without limitation, all Common Stock and Preferred Stock.

         "Cedel" means Cedel Bank, S.A., or its successor.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the date of this Indenture, including, without limitation, all series and classes of such common stock.

         "Company" means the party named as such in the first paragraph of this Indenture until a successor replaces it pursuant to Article 5 of this Indenture and thereafter means the successor.

         "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date of this Indenture, located at 450 West 33rd Street, 15th Floor, New York, New York 10001, Attn:
Global Trusts Services.

         "Default" means any Event of Default as defined in Section 6.1 and any event that is, or after notice or passage of time or both would be, an Event of Default.

         "Depositary" means, with respect to the Securities of any series issuable or issued in the form of one or more Registered Global Securities, the Person designated as Depositary by the Company pursuant to Section 2.3 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Registered Global Securities of that series.

         "Dollar" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         "DLJSC" means Donaldson, Lufkin & Jenrette Securities Corporation, a Delaware corporation and wholly-owned subsidiary of the Company or any Subsidiary of the Company which shall hereafter succeed by merger or otherwise to all or substantially all of the business of Donaldson, Lufkin & Jenrette Securities Corporation.

         "ECU" means the European Currency Unit that is from time to time used as the unit of account of the European Communities. If changes are made by the European Communities to the nature or composition of the ECU, references herein to the ECU shall be construed as references to the ECU as so changed. References herein to the ECU as a currency in its own right shall be construed as including references to the Euro.

         "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels Office, or its successor, as operator of the Euroclear System.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchange Rate Agent" means any entity appointed by the Company pursuant to Section 2.5 to determine conversion rates and equivalents among currencies or currency units.

         "Exchange Rate Officers' Certificate" means a certificate setting forth (i) the applicable Official Currency Unit Exchange Rate and (ii) the Dollar or Foreign Currency or currency unit amounts of principal, premium, if any, and interest, if any, respectively (on an aggregate basis and on the basis of a Security having a principal amount of 1,000 units in the relevant currency or currency unit), payable on the basis of such Official Currency Unit Exchange Rate, sent (in the case of a telex) or executed (in the case of a certificate) by the Controller or any Assistant Controller or by the Treasurer or any Assistant Treasurer of the Company and delivered to the Trustee; such certificate need not comply with Section 10.3.

         "Foreign Currency" means a currency issued by the government of any country other than the United States of America and shall include the ECU and the Euro and includes any currency unit.

         "GAAP" means generally accepted accounting principles in the United States of America at the date of any computation required or permitted hereunder.

         "Holder" or "Securityholder" means the registered holder of any Security with respect to Registered Securities and the bearer of any Unregistered Security or any coupon appertaining thereto, as the case may be.

         "Indenture" means this Indenture as originally executed or as it may be amended or supplemented from time to time by one or more indentures supplemental to this Indenture entered into pursuant to the applicable provisions of this Indenture and shall include the forms and terms of the Securities of each series established as contemplated pursuant to Sections 2.1 and 2.3.

         "Non-U.S. person" means a non-U.S. person for purposes of the United States Internal Revenue Code.

         "Officer" means, with respect to the Company, the chairman of the board of directors, the president, the executive vice president, any senior vice president, the treasurer or any assistant treasurer, or the secretary or any assistant secretary.

         "Officers' Certificate" means a certificate signed in the name of the Company (i) by the chairman of the board of directors, the president, the executive vice president or any senior vice president and (ii) by the treasurer or any assistant treasurer, or the secretary or any assistant secretary, complying with Section 10.4 and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act and include (except as otherwise expressly provided in this Indenture) the statements provided in Section 10.4.

         "Official Currency Unit Exchange Rate" means, with respect to any payment to be made hereunder, the exchange rate between the relevant currency unit and the currency or currency unit of payment calculated by the Exchange Rate Agent for the Securities of the relevant series (in the case of ECU, reported by the Commission of the European Communities and on the date hereof based on the rates in effect at 2:30 p.m., Brussels time, on the exchange markets of the Component Currencies of ECU), on the Business Day (in the city in which such Exchange Rate Agent has its principal office) immediately preceding delivery of any Exchange Rate Officers' Certificate.

         "Opinion of Counsel" means a written opinion signed by legal counsel, who may be an employee of or counsel to the Company, complying with Section
10.4. Each such opinion shall
comply with Section 314 of the Trust Indenture Act and include the statements provided in Section 10.4, if and to the extent required thereby.

         "Original issue date" of any Security (or portion thereof) means the earlier of (a) the date of authentication of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

         "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon redemption, repayment or a declaration of acceleration of the maturity thereof pursuant to Section 6.2.

         "Paying Agent" means any entity appointed by the Company pursuant to
Section 2.5 to accept Securities presented for payment and to pay interest, if any, on Securities.

         "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

         "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Place of Payment," when used with respect to the Securities of any series, means the place or places where the Principal of and interest, if any, on the Securities of that series are payable as specified in accordance with
Section 2.3.

         "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's preferred or preference stock, whether now outstanding or issued after the date of the Indenture, including, without limitation, all series and classes of such preferred or preference stock.

         "Principal" of a Security means the principal amount of, and, unless the context indicates otherwise, includes any premium payable on, the Security.

         "Registered Global Security" means a Security evidencing all or a part of a series of Registered Securities, issued to the Depositary for such series in accordance with Section 2.2, and bearing the legend prescribed in
Section 2.2.

         "Registered Security" means any Security registered on the Security Register (as defined in Section 4.2) (including without limitation any Security in temporary or definitive global registered form).

         "Registrar" means the entity appointed by the Company pursuant to
Section 2.5 to accept Securities for registration of transfer or exchange.

         "Responsible Officer" means, when used with respect to the Trustee, any officer within the Corporate Trust Office including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary or Assistant Treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

         "Securities" means any of the securities, as defined in the first paragraph of the recitals hereof, that are authenticated and delivered under this Indenture and, unless the context indicates otherwise, shall include any coupon appertaining thereto.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by such Person or one or more other Subsidiaries of such Person, or by the Person and one or more Subsidiaries.

         "Trustee" means the party named as such in the first paragraph of this Indenture until a successor replaces it in accordance with the provisions of Article 7 and thereafter means such successor and if at any time there is more than one such Trustee, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to Securities of that Series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as it may be amended from time to time.

         "UCC" means the Uniform Commercial Code, as in effect in each applicable jurisdiction.

         "United States Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended and as codified in Title 11 of the United States Code, as amended from time to time hereafter, or any successor federal bankruptcy law.

         "Unregistered Security" means any Security other than a Registered Security.

         "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or

(ii) obligations of an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

         "Voting Stock" means with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

         "Yield to Maturity" means, as the context may require, the yield to maturity (i) on a series of Securities or (ii) if the Securities of a series are issuable from time to time, on a Security of such series, calculated at the time of issuance of such series in the case of clause (i) or at the time of issuance of such Security of such series in the case of clause (ii), or, if applicable, at the most recent redetermination of interest on such series or on such Security, and calculated in accordance with the constant interest method or such other accepted financial practice as is specified in the terms of such Security.

         SECTION 1.2 Other Definitions. Each of the following terms is defined in the section set forth opposite such term:


       Term                                                     Section
       ----                                                     -------
Authenticating Agent                                              2.2
cash transaction                                                  7.3
Component Currency                                                2.16
Conversion Date                                                   2.16(e)
Currency Equivalent                                               2.16(g)
Currency Unit Equivalent                                          2.16(h)
DLJSC                                                             4.3
Event of Default                                                  6.1
Exchange Date                                                     2.10
Judgment Currency                                                10.15
mandatory sinking fund payment                                    3.5
Market Exchange Rate                                              2.16(i)
optional sinking fund payment                                     3.5
Permitted Liens                                                   4.3
record date                                                       2.4

       Term                                                     Section
       ----                                                     -------
Required Currency                                                10.15
Security Register                                                 4.2
self-liquidating paper                                            7.3
sinking fund payment date                                         3.5
Specified Amount                                                  2.16(i)
Substitute Currency                                               2.16(a)
tranche                                                           2.14
Valuation Date                                                    2.16(c)


         SECTION 1.3 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following terms used in this Indenture that are defined by the Trust Indenture Act have the following meanings:

                  "indenture securities" means the Securities;

                  "indenture security holder" means a Holder or a Securityholder;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Trustee; and

                  "obligor" on the indenture securities means the Company or any other obligor on the Securities.

         All other terms used in this Indenture that are defined by the Trust Indenture Act, defined by reference in the Trust Indenture Act to another statute or defined by a rule of the Commission and not otherwise defined herein have the meanings assigned to them therein. If any provision of this Indenture limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         SECTION 1.4 Rules of Construction. Unless the context otherwise requires:

                  (i) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (ii) words in the singular include the plural, and words in the plural include the singular;

                  (iii) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (iv) all references to Sections or Articles refer to Sections or Articles of this Indenture unless otherwise indicated; and

                  (v) use of masculine, feminine or neuter pronouns should not be deemed a limitation, and the use of any such pronouns should be construed to include, where appropriate, the other pronouns.

                                   ARTICLE 2

                                THE SECURITIES

         SECTION 2.1 Form and Dating. The Securities of each series shall be substantially in such form or forms (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law, or with any rules of any securities exchange or usage, all as may be determined by the officers executing such Securities as evidenced by their execution of the Securities. Unless otherwise so established, Unregistered Securities shall have coupons attached.

         SECTION 2.2 Execution and Authentication. The chairman of the board of directors, the president, the executive vice president or any senior vice president and the treasurer or any assistant treasurer or the secretary or any assistant secretary shall execute the Securities (other than coupons) for the Company by facsimile or manual signature in the name and on behalf of the Company. The seal of the Company, if any, shall be reproduced on the Securities. If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

         The Trustee, at the expense of the Company, may appoint an authenticating agent (the "Authenticating Agent") to authenticate Securities (other than coupons). The Authenticating Agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Authenticating Agent.

         A Security (other than coupons) shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series having attached thereto appropriate coupons, if any, executed by the Company to the Trustee for authentication together with the applicable documents referred to below in this Section, and the Trustee shall thereupon authenticate and make available for delivery such Securities to or upon the written order of the Company. In authenticating any Securities of a series, the Trustee shall be entitled to receive prior to the first authentication of any Securities of such series, and (subject to Article 7) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

                  (1) any Board Resolution and/or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms and terms of the Securities of that series were established;

                  (2) an Officers' Certificate setting forth the form or forms and terms of the Securities, stating that the form or forms and terms of the Securities of such series have been, or will be when established in accordance with such procedures as shall be referred to therein, established in compliance with this Indenture; and

                  (3) an Opinion of Counsel substantially to the effect that the form or forms and terms of the Securities of such series have been, or will be when established in accordance with such procedures as shall be referred to therein, established in compliance with this Indenture and that the supplemental indenture, to the extent applicable, and Securities have been duly authorized and, if executed and authenticated in accordance with the provisions of the Indenture and delivered to and duly paid for by the purchasers thereof on the date of such opinion, would be entitled to the benefits of the Indenture and would be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting creditors' rights generally, general principles of equity, and such other matters as shall be specified therein.

         If the Company shall establish pursuant to Section 2.3 that the Securities of a series or a portion thereof are to be issued in the form of one or more Registered Global Securities, then the Company shall execute and the Trustee shall authenticate and make available for delivery one or more Registered Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued in such form and not yet canceled, (ii) shall be registered in the name of the Depositary for such Registered Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or its custodian or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the

Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

         SECTION 2.3 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series and each such series shall rank equally and pari passu with all other unsecured and unsubordinated debt of the Company. There shall be established in or pursuant to a Board Resolution or one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series (subject to the last sentence of this Section 2.3),

                  (1) the designation of the Securities of the series, which shall distinguish the Securities of the series from the Securities of all other series;

                  (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture and any limitation on the ability of the Company to increase such aggregate principal amount after the initial issuance of the Securities of that series (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, or upon redemption of, other Securities of the series pursuant hereto);

                  (3) the date or dates on which the Principal of the Securities of the series is payable (which date or dates may be fixed or extendible);

                  (4) the rate or rates (which may be fixed or variable) per annum at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable and (in the case of Registered Securities) on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

                  (5) if other than as provided in Section 4.2, the place or places where the Principal of and any interest on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for exchange, notices, demands to or upon the Company in respect of the Securities of the series and this Indenture may be served and notice to Holders may be published;

                  (6) the right, if any, of the Company to redeem Securities of the series, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions upon which Securities of the series may be so redeemed, pursuant to any sinking fund or otherwise;

                  (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and any of the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;


                  (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (9) if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof;

                  (10) the currency or currencies, or currency unit or units, in which the Securities are denominated and in which the Principal of or interest, if any, on the Securities is payable and, if the Principal of or interest, if any, on any of the Securities of the series is to be payable at the election of the Company or Holder thereof, or under some or all other circumstances, in a currency or currencies, or currency unit or units, other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, or the other circumstances under which any of the Securities are to be so payable, including without limitation the application of
         Section 2.16(b) and any deletions to, modifications of or additions to the provisions thereof, and any provision requiring the Holder to bear currency exchange costs by deduction from such payments;

                  (11) if the amount of payments of Principal of or interest, if any, on any of the Securities of the series may be determined with reference to an index based on (i) a currency or currencies or currency unit or units other than that in which such Securities are stated to be payable or (ii) any method, not inconsistent with the provisions of this Indenture, specified in or pursuant to such Board Resolution, then in each case (i) and (ii) the manner in which such amounts shall be determined;

                  (12) if payment of the Principal of and interest on the Securities of the series shall be payable in one or more Foreign Currencies or currency units, the manner in which any such currency shall be valued against other currencies in which any other Securities shall be payable and the Exchange Rate Agent, if any, for such series;

                  (13) whether the Securities of the series or any portion thereof will be issuable as Registered Securities (and if so, whether such Securities will be issuable as Registered Global Securities) or Unregistered Securities (with or without coupons), or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Registered or Unregistered Securities or the payment of interest thereon and, if other than as provided herein, the terms upon which Unregistered Securities of any series may be exchanged for Registered Securities of such series and vice versa; and whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in definitive global form with or without coupons and, if so, whether beneficial owners of interests in any such definitive global Security may exchange such interests for Securities of such series and of like tenor and, if so, the authorized form and denomination and the circumstances under which and the place or places where any such exchange may occur, if other than in the manner provided in Section 2.7.

                  (14) if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

                  (15) whether and under what circumstances the Company will pay additional amounts on the Securities of the series held by non-U.S. persons in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts;

                  (16) any trustees, depositaries, authenticating or paying agents, transfer agents or the registrar or any other agents with respect to the Securities of the series;

                  (17) provisions, if any, for the defeasance of the Securities of the series (including provisions permitting defeasance of less than all Securities of the series), which provisions may be in addition to, in substitution for, or in modification of (or any combination of the foregoing) the provisions of Article 8;

                  (18) if the Securities of the series are issuable in whole or in part as one or more Registered Global Securities, the identity of the Depositary for such Registered Global Security or Securities;

                  (19) the Person to whom any interest on any Security of the series shall be payable, if other than the Person in whose name that Security is registered at the close of business on the record date for such interest, the manner in which, or the person to whom, any interest on any Unregistered Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature and the extent to which, or the manner in which, any interest payable on a temporary global Security on an interest payment date will be paid if other than in the manner provided in Section 2.10;

                  (20) any other events of default or covenants with respect to the Securities of the series; and

                  (21) any other terms of the Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series and coupons, if any, appertaining thereto shall be substantially identical, except in the case of Registered Securities as to date and denomination, except in the case of any Periodic Offering and except as may otherwise be provided by or pursuant to the Board Resolution referred to above or as set forth in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution or in any such indenture supplemental hereto and any forms and terms of Securities to be issued from time to time may be completed and established from time to time prior to the issuance thereof by procedures described in such Board Resolution or supplemental indenture.

         SECTION 2.4 Denomination and Date of Securities; Payments of Interest. The Securities of each series shall be issuable as Registered Securities or Unregistered Securities in denominations established as contemplated by Section 2.3 or, if not so established with respect to Securities of any series, in denominations of $1,000 and any integral multiple thereof. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the Officers of the Company executing the same may determine, as evidenced by their execution thereof.

         Each Security shall be dated the date of its authentication. The Securities of each series shall bear interest, if any, from the date, and such interest shall be payable on the dates, established as contemplated by Section 2.3.

         Except as otherwise established pursuant to Section 2.3, the person in whose name any Registered Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Registered Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date for such series, in which case the provisions of Section 2.13 shall apply. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the Registered Securities of such series established as contemplated by
Section 2.3, or, if no such date is so established, the fifteenth calendar day immediately preceding such interest payment date, whether or not such record date is a Business Day.

         SECTION 2.5 Agents Generally. The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture and the Trust Indenture Act that relate to such Agent. The Company shall give prompt written notice to the Trustee of the name and address of any Agent and any change in the name or address of an Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such. The Company may remove any Agent upon written notice to such Agent and the Trustee; provided that no such removal shall become effective until (i) the acceptance of an appointment by a successor Agent to such Agent as evidenced by an appropriate agency agreement entered into by the Company and such successor Agent and delivered to the Trustee or (ii) notification to the Trustee that the Trustee shall serve as such Agent until the appointment of a successor Agent in accordance with clause
(i) of this proviso. The Company or any affiliate of the Company may act as Paying Agent or Registrar; provided that neither the Company nor an affiliate of the Company shall act as Paying Agent in connection with the defeasance of the Securities or the discharge of this Indenture under Article 8.

         The Company initially appoints the Trustee as Registrar, Paying Agent, Authenticating Agent and Exchange Rate Agent. If, at any time, the Trustee is not the Registrar, the Registrar shall make available to the Trustee ten days prior to each interest payment date and at such other times as the Trustee may reasonably request the names and addresses of the Holders as they appear in the Security Register.

         SECTION 2.6 Paying Agent to Hold Money in Trust. Not later than 10:00 a.m., each Paying Agent's local time, on each due date of any Principal or interest on any Securities, the Company shall deposit with each Paying Agent money in immediately available funds sufficient to pay any Principal or interest payable through such Paying Agent. The Company shall require each Paying Agent other than the Trustee to agree in writing that such Paying Agent shall hold in trust for the benefit of the Holders of such Securities or the Trustee all money held by the Paying Agent for the payment of Principal of and interest on such Securities and shall promptly notify the Trustee of any default by the Company in making any such payment. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed, and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon doing so, the Paying Agent shall have no further liability for the money so paid over to the Trustee. If the Company or any affiliate of the Company acts as Paying Agent, it will, on or before each due date of any Principal of or interest on any Securities, segregate and hold in a separate trust fund for the benefit of the Holders thereof a sum of money sufficient to pay such Principal or interest so becoming due until such sum of money shall be paid to such Holders or otherwise disposed of as provided in this Indenture, and will promptly notify the Trustee in writing of its action or failure to act as required by this Section.

         SECTION 2.7 Transfer and Exchange. Unregistered Securities (except for any temporary global Unregistered Securities) and coupons (except for coupons attached to any temporary global Unregistered Securities) shall be transferable by delivery.

         At the option of the Holder thereof, Registered Securities of any series (other than a Registered Global Security, except as set forth below) may be exchanged for a Registered Security or Registered Securities of such series and tenor having authorized denominations and an equal aggregate principal amount, upon surrender of such Registered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 4.2 and upon payment, if the Company shall so require, of the charges hereinafter provided. If the Securities of any series are issued in both registered and unregistered form, except as otherwise established pursuant to Section 2.3, at the option of the Holder thereof, Unregistered Securities of any series may be exchanged for Registered Securities of such series and tenor having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 4.2, with, in the case of Unregistered Securities that have coupons attached, all unmatured coupons and all matured coupons in default thereto appertaining, and upon payment, if the Company shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if Unregistered Securities of any series, maturity date, interest rate and original issue date are issued in more than one authorized denomination, except as otherwise established pursuant to Section 2.3, such Unregistered Securities may be exchanged for Unregistered Securities of such series and tenor having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 4.2, with, in the case of Unregistered Securities that have coupons attached, all unmatured coupons and all matured coupons in default thereto appertaining, and upon payment, if the Company shall so require, of the charges hereinafter provided. If the Holder of an Unregistered Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, an exchange of such Unregistered Security may be effected if the Unregistered Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to the Company and the Trustee such security or indemnity as they may require to hold each Holder of such coupon or coupons and the Company, the Trustee and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, interest represented by coupons shall be payable only upon presentation and surrender of such coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case an Unregistered Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any record date and before the opening of business at such office or agency on the relevant interest payment date, or (ii) any special record date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Unregistered Security shall be surrendered without the coupon relating to such interest payment date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such interest payment date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Unregistered Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture. Registered Securities of any series may not be exchanged for Unregistered Securities of such series. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

         All Registered Securities presented for registration of transfer, exchange, redemption or payment shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder or his attorney duly authorized in writing.

         The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

         Notwithstanding the foregoing, except as otherwise established pursuant to Section 2.3, any definitive global Unregistered Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a definitive global Unregistered Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 2.3, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of such definitive global Unregistered Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such definitive global Unregistered Security shall be surrendered by the Depositary with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such definitive global Unregistered Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such definitive global Unregistered Securities to be exchanged which, unless the Securities of the series are not issuable both as Unregistered Securities and as Registered Securities, as specified as contemplated by Section 2.3, shall be in the form of Unregistered Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 Business Days before any selection of Securities of that series to be redeemed and ending on the relevant redemption date; and provided further that no Unregistered Security delivered in exchange for a portion of a definitive global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a definitive global Unregistered Security after the close of business at the office or agency where such exchange occurs on (i) any record date and before the opening of business at such office or agency on the relevant interest payment date, or (ii) any special record date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such interest payment date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such interest payment date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such definitive global Unregistered Security is payable in accordance with the provisions of this Indenture.

         Notwithstanding any other provision of this Section 2.7, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

         If at any time the Depositary for any Registered Global Securities of any series notifies the Company that it is unwilling or unable to continue as Depositary for such Registered Global Securities or if at any time the Depositary for such Registered Global Securities shall no longer be eligible under applicable law, the Company shall appoint a successor Depositary eligible under applicable law with respect to such Registered Global Securities. If a successor Depositary eligible under applicable law for such Registered Global Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of the Company's order for the authentication and delivery of definitive Registered Securities of such series and tenor, will authenticate and make available for delivery Registered Securities of such series and tenor, in any authorized denominations, in an aggregate principal amount equal to the principal amount of such Registered Global Securities, in exchange for such Registered Global Securities.

         The Company may at any time and in its sole discretion determine that any Registered Global Securities of any series shall no longer be maintained in global form. In such event the Company will execute, and the Trustee, upon receipt of the Company's order for the authentication and delivery of definitive Registered Securities of such series and tenor, will authenticate and make available for delivery, Registered Securities of such series and tenor in any authorized denominations, in an aggregate principal amount equal to the principal amount of such Registered Global Securities, in exchange for such Registered Global Securities.

         Any time the Registered Securities of any series are not in the form of Registered Global Securities pursuant to the preceding two paragraphs, the Company agrees to supply the Trustee with a reasonable supply of certificated Registered Securities without the legend required by Section 2.2 and the Trustee agrees to hold such Registered Securities in safekeeping until authenticated and delivered pursuant to the terms of this Indenture.

         If established by the Company pursuant to Section 2.3 with respect to any Registered Global Security, the Depositary for such Registered Global Security may surrender such Registered Global Security in exchange in whole or in part for Registered Securities of the same series and tenor in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and make available for delivery, without service charge,

                  (i) to the Person specified by such Depositary new Registered Securities of the same series and tenor, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Security; and

                  (ii) to such Depositary a new Registered Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause (i) above.

         Registered Securities issued in exchange for a Registered Global Security pursuant to this Section 2.7 shall be registered in such names and in such authorized denominations as the Depositary for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Company or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

         All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

         Notwithstanding anything herein or in the forms or terms of any Securities to the contrary, none of the Company, the Trustee or any agent of the Company or the Trustee shall be required to exchange any Unregistered Security for a Registered Security if such exchange would result in adverse Federal income tax consequences to the Company (such as, for example, the inability of the Company to deduct from its income, as computed for Federal income tax purposes, the interest payable on the Unregistered Securities) under then applicable United States Federal income tax laws. The Trustee and any such agent shall be entitled to conclusively rely on an Officers' Certificate or an Opinion of Counsel in determining such result.

         The Registrar shall not be required (i) to issue, authenticate, register the transfer of or exchange Securities of any series for a period of 15 days before a selection of such Securities to be redeemed or (ii) to register the transfer of or exchange any Security selected for redemption in whole or in part.

         SECTION 2.8 Replacement Securities. If a defaced or mutilated Security of any series is surrendered to the Trustee or if a Holder claims that its Security of any series has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of such series and tenor and principal amount bearing a number not contemporaneously outstanding. An indemnity bond must be furnished that is sufficient in the judgment of both the Trustee and the Company to protect the Company, the Trustee and any Agent from any loss that any of them may suffer if a Security is replaced. The Company may charge such Holder for its expenses and the expenses of the Trustee (including without limitation attorneys' fees and expenses) in replacing a Security. In case any such mutilated, defaced, lost, destroyed or wrongfully taken Security has become or is about to become due and payable, the Company in its discretion may pay such Security instead of issuing a new Security in replacement thereof.

         Every replacement Security is an additional obligation of the Company and shall be entitled to the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder.

         To the extent permitted by law, the foregoing provisions of this Section are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Securities.

         SECTION 2.9 Outstanding Securities. Securities outstanding at any time are all Securities that have been authenticated by the Trustee except for those Securities canceled by it, those Securities delivered to it for cancellation, those paid pursuant to Section 2.8 and those Securities described in this Section as not outstanding.

         If a Security is replaced pursuant to Section 2.8, it ceases to be outstanding unless and until the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a holder in due course.

         If the Paying Agent (other than the Company or an affiliate of the Company) holds on the maturity date or any redemption date or date for repurchase of the Securities money sufficient to pay Securities payable or to be redeemed or repurchased on such date, then on and after such date such Securities shall cease to be outstanding and interest on them shall cease to accrue.

         In determining whether the Holders of the requisite principal amount of the outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities or the number of votes entitled to be cast by each Holder of a Security in respect of such Security at any such meeting, the principal amount of a Security denominated in a Foreign Currency or currency unit shall be the Dollar equivalent obtained by converting the specified Foreign Currency or currency unit into Dollars at the Market Exchange Rate on the date of such determination (or, in the case of a Security denominated in a currency unit for which there is no Market Exchange Rate, the Dollar equivalent obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for each such Component Currency on the date of such determination) of the principal amount of such Security.

         A Security does not cease to be outstanding because the Company or one of its affiliates holds such Security, provided, however, that, in determining whether the Holders of the requisite principal amount of the outstanding Securities shall have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities as to which a Responsible Officer of the Trustee has received written notice to be so owned shall be so disregarded. Any Securities so owned which are pledged by the Company, or by any affiliate of the Company, as security for loans or other obligations, otherwise than to another such affiliate of the Company, shall be deemed to be outstanding, if the pledgee is entitled pursuant to the terms of its pledge agreement and is free to exercise in its discretion the right to vote such securities, uncontrolled by the Company or by any such affiliate.

         SECTION 2.10 Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced conclusively by their execution of such Securities. Such temporary Securities may be in global form.

         Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary
Securities of such series at the office or agency of the Company maintained pursuant to Section 4.2 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons) the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor or authorized denominations; provided, however, that, unless otherwise specified as contemplated by Section 2.3, no definitive Unregistered Security shall be delivered in exchange for a temporary Registered Security; and provided further that a definitive Unregistered Security shall be delivered in exchange for a temporary Unregistered Security only in compliance with the conditions set forth in Section 2.7.

         If temporary Unregistered Securities of any series are issued in global form, such temporary global Unregistered Security shall, unless otherwise specified as contemplated by Section 2.3, be delivered to the London office of a depositary, for the benefit of Euroclear and Cedel, for credit to the respective accounts of the beneficial owners of interest in such Securities (or to such other accounts as they may direct).

         Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. On or after the Exchange Date such temporary global Security shall be surrendered by the Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of any authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, definitive global form, or any combination thereof, as specified as contemplated by Section 2.3, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified as contemplated by Section 2.3, upon such presentation by the Depositary, such temporary global Security shall be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Cedel as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit A.2 to this Indenture; and provided further that definitive Unregistered Securities (including a definitive global Unregistered Security) shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 2.7.

         Unless otherwise specified as contemplated by Section 2.3, the interest of a beneficial owner of Securities of a series in a temporary global Unregistered Security shall be exchanged for definitive Unregistered
Securities of the same series and of like tenor following the Exchange Date when the beneficial owner instructs Euroclear or Cedel, as the case may be, to request such exchange on his behalf and delivers to Euroclear or Cedel, as the case may be, a certificate substantially in the form set forth in Exhibit A.1 to this Indenture, dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euroclear, Cedel, the Trustee, any Authenticating Agent appointed for such series of Securities and any Paying Agent appointed for such series of Securities. Unless otherwise specified as contemplated by Section 2.3, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear or Cedel. The definitive Unregistered Securities to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

         Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder.

         SECTION 2.11 Cancellation. The Company at any time may deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold. The Registrar, any transfer agent and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for transfer, exchange, payment or cancellation and shall deliver such canceled Securities to the Company. The Company may not issue new Securities to replace Securities it has paid in full or delivered to the Trustee for cancellation.

         SECTION 2.12 CUSIP Numbers. The Company in issuing the Securities may use "CUSIP," "CINS" and "ISIN" numbers (if then generally in use), and the Trustee shall use CUSIP, CINS or ISIN numbers, as the case may be, in notices of redemption or exchange as a convenience to Holders and no representation shall be made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange.

         SECTION 2.13 Defaulted Interest. If the Company defaults in a payment of interest on the Securities, it shall pay, or shall deposit with the Paying Agent money in immediately available funds sufficient to pay, the defaulted interest plus (to the extent lawful) any interest payable on the defaulted interest (as may be specified in the terms thereof, established pursuant to Section 2.3) to the Persons who are Holders on a subsequent special record date, which shall mean the 15th day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day. At least 15 days before such special record date, the Company shall mail to each Holder and to the Trustee a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

         SECTION 2.14 Series May Include Tranches. A series of Securities may include one or more tranches (each a "tranche") of Securities, including Securities issued in a Periodic Offering. The Securities of different tranches may have one or more different terms, including authentication dates and public offering prices, but all the Securities within each such tranche shall have identical terms, including authentication date and public offering price. Notwithstanding any other provision of this Indenture, with respect to Sections
2.2 (other than the fourth paragraph thereof) through 2.4, 2.7, 2.8, 2.10, 3.1 through 3.5, 4.2, 6.1 through 6.14, 8.1 through 8.5 and 9.2, if any series of Securities includes more than one tranche, all provisions of such sections applicable to any series of Securities shall be deemed equally applicable to each tranche of any series of Securities in the same manner as though originally designated a series unless otherwise provided with respect to such series or tranche pursuant to Section 2.3. In particular, and without limiting the scope of the next preceding sentence, any of the provisions of such sections which provide for or permit action to be taken with respect to a series of Securities shall also be deemed to provide for and permit such action to be taken instead only with respect to Securities of one or more tranches within that series (and such provisions shall be deemed satisfied thereby), even if no comparable action is taken with respect to Securities in the remaining tranches of that series.

         SECTION 2.15 Computation of Interest. Except as otherwise specified pursuant to Section 2.3 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

         SECTION 2.16 Currency and Manner of Payment in Respect of Securities. The provisions of this Section shall apply to the Securities of any series unless otherwise provided as contemplated by Section 2.3.

                  (a) The following payment provisions shall apply to any Registered Security of any series denominated in a Foreign Currency or any currency unit, including without limitation ECU, except as provided in paragraph (b) below:

                           (1) Except as provided in subparagraph (a)(2) or in
                  paragraph (e) below, payment of Principal of such Registered Security will be made at the Place of Payment by delivery of a check in the currency or currency unit in which the Security is denominated on the payment date against surrender of such Registered Security, and any interest on any Registered Security will be paid at the Place of Payment by mailing a check in the currency or currency unit in which such interest is payable (which shall be the same as that in which the Security is denominated unless otherwise provided) to the Person entitled thereto at the address of such Person appearing on the Security Register.

                           (2) Payment of the Principal of, and interest, if
                  any, on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Company by any appropriate method.

                  (b) With respect to any Registered Security of any series denominated in any currency unit, including without limitation ECU, if the following provisions (or any substitute therefore, or addition thereto, not inconsistent with this Indenture) are established pursuant to Section 2.3, and if the Company has not, before the delivery of the election referred to in clause (1) below, deposited funds or securities in compliance with clause (i) or (if specified pursuant to Section 2.3) clause (ii) of Section 8.1 the following payment provisions shall apply to any payment to be made prior to the giving of any notice to Holders of any election to redeem pursuant to
         Section 3.2, except as otherwise provided in paragraphs (e) and (f) below:

                           (1) A Holder of Securities of a series shall have
                  the option to elect to receive payments of Principal of and interest, if any, on such Securities in a currency or currency unit (including Dollars), other than that in which the Security is denominated, such election, as designated in the certificates for such Securities (or as provided by Section 2.3, or a supplemental indenture thereto with respect to uncertificated securities), shall be made by delivering to the Trustee a written election not later than the close of business in New York, New York, on the day 15 days prior to the applicable payment date. Such election will remain in effect for such Holder until changed by the Holder by written notice to the Trustee (but any such written notice must be received by the Trustee not later than the close of business on the day 15 days prior to the next payment date to be effective for the payment to be made on such payment date and no such change may be made with respect to payments to be made on any Security of such series with respect to which notice of redemption has been given by the Company pursuant to Article Three). Any Holder of any such Security who shall not have delivered any such election to the Trustee in accordance with this paragraph (b) will be paid the amount due on the applicable payment date in the relevant currency unit as provided in paragraph (a) of this Section. Payment of Principal shall be made on the payment date therefor against surrender of such Security. Payment of Principal and interest, if any, shall be made at the Place of Payment by mailing at such location a check, in the applicable currency or currency unit, to the Holder entitled thereto at the address of such Holder appearing on the Security Register.

                           (2) Payment of the Principal of, and interest, if
                  any, on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Company by any appropriate method.

                  (c) Payment of the Principal of and interest, if any, on any Unregistered Security will be made, except as provided in Section
         2.10 with respect to temporary global Securities, unless otherwise specified pursuant to Section 2.3, and/or Section 9.1(7), at such place or places outside the United States as may be designated by the Company pursuant to any applicable laws or regulations by any appropriate method in the currency or currencies or currency unit or units in which the Security is payable

         (except as provided in paragraph (e) below) on the payment date therefor against surrender of the Unregistered Security, in the case of payment of Principal or the relevant coupon, in the case of payment of interest, if any, to a Paying Agent designated for such series pursuant to Section 4.1.

                  (d) Not later than 10 Business Days (with respect to any Place of Payment) prior to each payment date, the Trustee shall deliver to the Company a copy of its record of the respective aggregate amounts of Principal of, and interest, if any, on the Securities to be made on such payment date, in the currency or currency unit in which each of the Securities is payable, specifying the amounts so payable in respect of Registered Securities and Unregistered Securities and in respect of the Registered Securities as to which the Holders of Securities denominated in any currency unit shall have elected to be paid in another currency or currency unit as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to Section 2.3, and if at least one Holder has made such election, then, not later than the fifth Business Day (with respect to any Place of Payment) prior to the applicable payment date the Company will deliver to the Trustee an Exchange Rate Officers' Certificate in respect of the Dollar or Foreign Currency or currency unit payments to be made on such payment date. The Dollar or Foreign Currency or currency unit amount receivable by Holders of Registered Securities denominated in a currency unit who have elected payment in another currency or currency unit as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Official Currency Unit Exchange Rate set forth in the applicable Exchange Rate Officers' Certificate.

                  (e)(i) Except as set forth in clause (ii) below, if a Foreign Currency in which an applicable Security is denominated or payable (x) ceases to be recognized by the government of the country which issued such currency or for the settlement of transactions by public institutions of or within the international banking community,
         (y) is a currency unit and such currency unit ceases to be used for the purposes for which it was established, or (z) is not available to the Company for making payments thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, in each such case as determined in good faith by the Company, then with respect to each date for the payment of Principal of and interest, if any, on the applicable Security denominated or payable in such Foreign Currency occurring after the last date on which such Foreign Currency was so used (the "Conversion Date"), the Dollar or such Foreign Currency as may be specified by the Company (the "Substitute Currency") shall become the currency of payment for use on each such payment date (but such Foreign Currency shall, at the Company's election, resume being the currency of payment on the first such payment date preceded by 15 Business Days during which the circumstances which gave rise to the change of currency no longer prevail, in each case as determined in good faith by the Company). The Substitute Currency amount to be paid by the Company to the Trustee and by the Trustee or any Paying Agent to the Holder of such Security with respect to such payment date shall be the Currency Equivalent or Currency Unit

         Equivalent (as determined pursuant to paragraphs (g) and (h) below) of the Foreign Currency as determined by the Exchange Rate Agent (which determination shall be delivered in writing to the Trustee not later than the fifth Business Day prior to the applicable payment date) as of the Conversion Date or, if later, the date most recently preceding the payment date in question on which such determination is possible of performance, but not more than 15 days before such payment date (such Conversion Date or date preceding a payment date as aforesaid being called the "Valuation Date"). Any payment in a Substitute Currency under the circumstances described above will not constitute an Event of Default.

                  (ii) If, pursuant to the treaty establishing the European Communities, as amended by the treaty on European Union (the "Treaty"), one or more of the Austrian schilling, Belgian franc, Danish krone, Dutch guilder, Finish markka, French franc, German mark, Greek drachma, Irish pound, Italian lire, Luxembourg franc, Pound sterling, Portuguese escudo, Spanish peseta or Swedish krona is replaced by the ECU as a currency in its own right, then all payments in respect of the applicable Security required to be made in any such currency shall be effected in ECU as a currency in its own right in conformity with legally applicable measures taken pursuant to, or by virtue of, the Treaty and such payment will not constitute an Event of Default. If a Foreign Currency in which an applicable Security is denominated or payable is ECU and if the ECU is no longer used as either the unit of account of the European Communities or a currency in its own right, replacing all or some of the currencies of the member countries of the European Communities, then the Substitute Currency shall be a component currency of the ECU or Dollars. If changes are made by the European Communities to the nature or composition of the ECU, references herein to the ECU shall be construed as references to the ECU as so changed. References herein to the ECU as a currency in its own right shall be construed as including references to the Euro.

                  (f) If the Holder of a Registered Security denominated in a currency unit elects payment in a specified Foreign Currency or currency unit as provided for by paragraph (b) and such Foreign Currency (x) ceases to be recognized by the government of the country which issued such currency or for the settlement of transactions by public institutions of or within the international banking community,
         (y) is a currency unit and such currency unit ceases to be used for the purposes for which it was established, or (z) is not available to the Company for making payments thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, in each such case as determined in good faith by the Company, then such Holder shall (subject to paragraph (e) above) receive payment in the currency or currency unit in which the Security is denominated. Each payment covered by an election pursuant to paragraph (b) above shall be governed by the provisions of this paragraph (f) (but, subject to any contravening valid election pursuant to paragraph (b) above, the specified Foreign Currency shall, at the Company's election, resume being the currency or currency unit, as applicable, of payment with respect to Holders who have so elected, but only with respect to payments on payment dates preceded by 15 Business Days during which the circumstances which gave rise to such currency or currency unit becoming the currency or currency unit of payment, no longer prevail, in each case as determined in good faith by the Company).

                  (g) The "Currency Equivalent" shall be determined by the Exchange Rate Agent as of each Valuation Date and shall be obtained by converting the initial Foreign Currency (unless such Foreign Currency is a currency unit) into the Substitute Currency at the Market Exchange Rate on the Valuation Date.

                  (h) The "Currency Unit Equivalent" shall be determined by the Exchange Rate Agent as of each Valuation Date and shall be the sum obtained by adding together the results obtained by converting the Specified Amount of each initial Component Currency into the Substitute Currency at the Market Exchange Rate on the Valuation Date for such Component Currency.

                  (i) For purposes of this Section 2.16 the following terms shall have the following meanings:

                           A "Component Currency" shall mean any currency
                  which, on the Conversion Date, was a component currency of the relevant currency unit, including without limitation ECU.

                           A "Specified Amount" of a Component Currency shall
                  mean the number of units (including decimals) which such Component Currency represented in the relevant currency unit, on the Conversion Date or, if ECU and such currency unit is being used for settlement of transactions by public institutions of or within the European Communities or was so used after the Conversion Date, the Valuation Date or the last date the currency unit was so used, whichever is later. If after such date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after such date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after such date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by specified amounts of such two or more currencies, the sum of which, at the Market Exchange Rate of such two or more currencies on the date of such replacement, shall be equal to the Specified Amount of such former Component Currency and such amounts shall thereafter be Specified Amounts an such currencies shall thereafter be Component Currencies.

                           "Market Exchange Rate" shall mean, as of any date,
                  for any currency or currency unit the noon Dollar buying rate for that currency or currency unit, as the case may be, for cable transfers quoted in New York City on such date as certified for customs purposes by the Federal Reserve Bank of New York or such other rate as may be established pursuant to
                  Section 2.3. If such rates are not available for any reason with respect to one or more currencies or currency units for which an Exchange Rate is required, the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City or in the country of issue of the currency or currency unit in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent if there is more than one market for dealing in any currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit shall be that upon which a nonresident issuer of securities designated in such currency or currency unit would, as determined in its sole discretion and without liability on the part of the Exchange Rate Agent, purchase such currency or currency unit in order to make payments in respect of such securities.

                  All decisions and determinations of the Exchange Rate Agent regarding the Currency Equivalent, the Currency Unit Equivalent and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, all Holders of the Securities and coupons denominated or payable in the relevant currency or currency units and the Trustee. In the event that a Foreign Currency ceases to be used by the government of the country which issued such currency or for the settlement of transactions by public institutions of or within the international banking community, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice to the Holders) specifying the Conversion Date. In the event the ECU ceases to be used within the European Monetary System, or any other currency unit in which Securities or coupons are denominated or payable, ceases to be used for the purposes for which it was established, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice to the Holders) specifying the Conversion Date. Any actions taken pursuant to the parentheticals at the end of the first sentence of Section 2.16(e) and at the end of Section 2.16(f) shall be promptly set forth in like notices from the Company to the Trustee and then from the Trustee to the Holders (which notice may be mailed with payment to the Holders).

                  Subject to the provisions of Sections 7.1, 7.2 and 7.3, the Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Exchange Rate Agent, and shall not otherwise have any duty or obligation to determine such information independently.


                                   ARTICLE 3

                                  REDEMPTION

         SECTION 3.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.3 for Securities of such series.

         SECTION 3.2 Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Registered Securities of any series to be redeemed as a whole or in part at the option of the Company shall be given by mailing notice of such redemption by first class mail, postage prepaid or sent by overnight courier, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Registered Securities of such series at their last addresses as they shall appear upon the Security Register of the Company. Notice of redemption to the Holders of Unregistered Securities of any series to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act, shall be given by mailing notice of such redemption, by first class mail, postage prepaid or sent by overnight courier, at least 30 days and not more than 60 days prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Company, the Trustee shall make such information available to the Company for such purpose). Notice of redemption to all other Holders of Unregistered Securities of any series to be redeemed as a whole or in part shall be published in an Authorized Newspaper in The City of New York and in an Authorized Newspaper in London and, if applicable, in Luxembourg or such other place of publication as may be required pursuant to the rules and regulations of any securities exchange on which such Securities are listed, in each case, once in each of three successive calendar weeks, the first publication to be not less than 30 days nor more than 60 days prior to the date fixed for redemption. Any notice which is mailed or published in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

         The notice of redemption to each such Holder shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the CUSIP, CINS or ISIN numbers of the Securities to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Securities with coupons attached thereto, of all coupons appertaining thereto maturing after the date fixed for redemption, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series and tenor in principal amount equal to the unredeemed portion thereof will be issued.

         The notice of redemption of Securities of any series to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         Not later than 10:00 a.m. each Paying Agent's local time on the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 2.6) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If all of the outstanding Securities of a series are to be redeemed, the Company will deliver to the Trustee at least 10 days prior to the last date on which notice of redemption may be given to Holders pursuant to the first paragraph of this
Section 3.2 (or such shorter period as shall be acceptable to the Trustee) an Officers' Certificate stating that all such Securities are to be redeemed. If less than all the outstanding Securities of a series are to be redeemed, the Company will deliver to the Trustee at least 15 days prior to the last date on which notice of redemption may be given to Holders pursuant to the first paragraph of this Section 3.2 (or such shorter period as shall be acceptable to the Trustee) an Officers' Certificate stating the aggregate principal amount of such Securities to be redeemed. In case of a redemption at the election of the Company prior to the expiration of any restriction on such redemption, the Company shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officers' Certificate stating that such redemption is not prohibited by such restriction.

         If less than all the Securities of a series are to be redeemed, the Trustee shall select, pro rata, by lot or in such manner as it shall deem appropriate and fair, Securities of such series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Company in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         SECTION 3.3 Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after such date (unless the Company shall default in the payment of such Securities at the redemption price, together with-interest accrued to such date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and the unmatured coupons, if any, appertaining thereto shall be void and, except as provided in Sections 7.11 and 8.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, together with all coupons, if any, appertaining thereto maturing after the date fixed for redemption, said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that payment of interest becoming due on or prior to the date fixed for redemption shall be payable in the case of Securities with coupons attached thereto, to the Holders of the coupons for such interest upon surrender thereof, and in the case of Registered Securities, to the Holders of such Registered Securities registered as such on the relevant record date subject to the terms and provisions of Sections 2.4 and 2.13 hereof.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the Principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security.

         If any Security with coupons attached thereto is surrendered for redemption and is not accompanied by all appurtenant coupons maturing after the date fixed for redemption, the surrender of such missing coupon or coupons may be waived by the Company and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

         Upon presentation of any Security of any series redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of such series and tenor (with any unmatured coupons attached), of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

         SECTION 3.4 Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an Officer of the Company and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either
(a) the Company or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

         SECTION 3.5 Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment." The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date."

         In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Company may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except through a mandatory sinking fund payment) by the Company or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to the Trustee for cancellation pursuant to Section 2.11, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Company through any optional sinking fund payment. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

         On or before the sixtieth day next preceding each sinking fund payment date for any series, or such shorter period as shall be acceptable to the Trustee, the Company will deliver to the Trustee an Officers' Certificate
(a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of specified Securities of such series and the basis for such credit, (b) stating that none of the specified Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Company intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Company intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Company to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to
Section 2.11 to the Trustee with such Officers' Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officers' Certificate shall be irrevocable and upon its receipt by the Trustee the Company shall become unconditionally obligated to make all the cash payments or delivery of Securities therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company, on or before any such sixtieth day, to deliver such Officer's Certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Company (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Company will make no optional sinking fund payment with respect to such series as provided in this Section.

         If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request with respect to the Securities of any series), such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price thereof together with accrued interest thereon to the date fixed for redemption. If such amount shall be $50,000 (or such lesser sum) or less and the Company makes no such request then it shall be carried over until a sum in excess of $50,000 (or such lesser sum) is available. The Trustee shall select, in the manner provided in Section 3.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Company) inform the Company of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities shall be excluded from eligibility for redemption under this Section if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 60 days prior to the sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Company or (b) an entity specifically identified in such Officers' Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. The Trustee, in the name and at the expense of the Company (or the Company, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 3.2 (and with the effect provided in Section 3.3) for the redemption of Securities of such series in part at the option of the Company. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the Principal of, and interest on, the Securities of such series at maturity.

         Not later than 10:00 a.m. New York City time on each sinking fund payment date, the Company shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

         The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund during the continuance of a Default in payment of interest on such Securities or of any Event of Default except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such Default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article 6 and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in
Section 6.4 or the Default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                                   ARTICLE 4

                                   COVENANTS

         SECTION 4.1 Payment of Securities. The Company shall pay the Principal of and interest on the Securities on the dates and in the manner provided in the Securities and this Indenture. The interest on Securities with coupons attached (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. The interest on any temporary Unregistered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be paid, as to the installments of interest evidenced by coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Unregistered Securities for notation thereon of the payment of such interest. The interest on Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to the Holders thereof and at the option of the Company may be paid by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the Security Register of the Company.

         Notwithstanding any provisions of this Indenture and the Securities of any series to the contrary, if the Company and a Holder of any Registered Security so agree or if expressly provided pursuant to Section 2.3, payments of interest on, and any portion of the Principal of, such Holder's Registered Security (other than interest payable at maturity or on any redemption or repayment date or the final payment of Principal on such Security) shall be made by the Paying Agent, upon receipt from the Company of immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Company and the Paying Agent), directly to the Holder of such Security (by Federal funds wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 10 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of Principal surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered. The Trustee shall be entitled to rely on the last instruction delivered by the Holder pursuant to this
Section 4.1 unless a new instruction is delivered 10 days prior to a payment date. The Company will indemnify and hold each of the Trustee, its officers, directors, employees and agents and any Paying Agent harmless against any loss, liability or expense (including attorneys' fees and expenses) resulting from any act or omission to act on the part of the Company or any such Holder in connection with any such agreement or from making any payment in accordance with any such agreement.

         The Company shall pay interest on overdue Principal, and interest on overdue installments of interest, to the extent lawful, at the rate per annum specified in the Securities.

         SECTION 4.2 Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency for a Registrar and Paying Agent where Securities may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company hereby initially designates the Corporate Trust Office of the Trustee, located in the Borough of Manhattan, The City of New York, as such office or agency of the Company. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in
Section 10.2.

         The Company shall cause the Registrar to keep a register of the Registered Securities and of their registration, transfer and exchange (the "Security Register").

         The Company will also maintain one or more Paying Agents in each Place of Payment in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which the Securities of any series are listed) where the Unregistered Securities, if any, of each series and coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or coupon will be made upon presentation of such Unregistered Security or coupon at an agency of the Company within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States unless, pursuant to applicable United States laws and regulations then in effect, such payment can be made without adverse tax consequences to the Company. Notwithstanding the foregoing, if full payment in Dollars at each agency maintained by the Company outside the United States for payment on such Unregistered Securities or coupons appertaining thereto is illegal or effectively precluded by exchange controls or other similar restrictions, payments in Dollars of Unregistered Securities of any series and coupons appertaining thereto which are payable in Dollars may be made at an agency of the Company maintained in the Borough of Manhattan, The City of New York.

         The Company may also from time to time designate one or more other Places of Payment where the Securities of any series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other Place of Payment.

         SECTION 4.3 Negative Pledge. Neither the Company nor any successor corporation will, or permit any Subsidiary to, create, assume, incur or guarantee any indebtedness for borrowed money secured by a pledge, lien or other encumbrance (except for Permitted Liens, as hereinafter defined) on the Voting Stock of DLJSC, unless the Company shall cause the Securities to be secured equally and ratably with (or, at the Company's option, prior to) any indebtedness secured thereby. "Permitted Liens" means liens for taxes or assessments or governmental charges or levies not then due and delinquent or the validity of which is being contested in good faith or which are less than $2,000,000 in amount, liens created by or resulting from any litigation or legal proceeding which is currently being contested in good faith by appropriate proceedings or which involves claims of less than $2,000,000, deposits to secure (or in lieu of) surety, stay, appeal or customs bonds and such other liens as the Board of Directors of the Company determines do not materially detract from or interfere with the present value or control of the Voting Stock subject thereto or affected thereby.

         SECTION 4.4 Certificate to Trustee. The Company will furnish to the Trustee annually, on or before a date not more than four months after the end of its fiscal year (which, on the date hereof, is a calendar year), a brief certificate (which need not contain the statements required by Section 10.4) from its principal executive, financial or accounting officer as to his or her knowledge of the compliance of the Company with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture) which certificate shall comply with the requirements of the Trust Indenture Act.

         SECTION 4.5 Reports by the Company. The Company covenants to file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of the covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         SECTION 4.6 Calculation of Original Issue Discount. The Company shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on outstanding Securities as of the end of such year.

                                   ARTICLE 5

                             SUCCESSOR CORPORATION

         SECTION 5.1 When Company May Merge, Etc. The Company shall not consolidate with, merge with or into, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property and assets (as an entirety or substantially as an entirety in one transaction or a series of related transactions) to, any Person (other than a consolidation with or merger with or into a Subsidiary or a sale, conveyance, transfer, lease or other disposition to a Subsidiary) or permit any Person to merge with or into the Company unless:

                  (i) either (x) the Company shall be the continuing Person or
         (y) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or that acquired or leased such property and assets of the Company shall be a corporation organized and validly existing under the laws of the United States of America or any jurisdiction thereof and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, all of the obligations of the Company on all of the Securities and under this Indenture and the Company shall have delivered to the Trustee an Opinion of Counsel stating that such consolidation, merger or transfer and such supplemental indenture complies with this provision and that all conditions precedent provided for herein relating to such transaction have been complied with and that such supplemental indenture constitutes the legal, valid and binding obligation of the Company or such successor enforceable against such entity in accordance with its terms, subject to customary exceptions; and

                  (ii) the Company shall have delivered to the Trustee an Officers' Certificate to the effect that immediately after giving effect to such transaction, no Default shall have occurred and be continuing and an Opinion of Counsel as to the matters set forth in
         Section 5.1(i).

         SECTION 5.2 Successor Substituted. Upon any consolidation or merger, or any sale, conveyance, transfer, lease or other disposition of all or substantially all of the property and assets of the Company in accordance with
Section 5.1 of this Indenture, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, conveyance, transfer, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein.

                                   ARTICLE 6

                             DEFAULT AND REMEDIES

         SECTION 6.1 Events of Default. An "Event of Default" shall occur with respect to the Securities of any series if:

                  (a) the Company defaults in the payment of all or any part of the Principal of any Security of such series when the same becomes due and payable at maturity, upon acceleration, redemption or mandatory repurchase, including as a sinking fund installment, or otherwise;

                  (b) the Company defaults in the payment of any interest on any Security of such series when the same becomes due and payable, and such default continues for a period of 30 days;

                  (c) the Company defaults in the performance of or breaches any other covenant or agreement of the Company in this Indenture with respect to any Security of such series or in the Securities of such series and such default or breach continues for a period of 60 days after written notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of 25% or more in aggregate principal amount of the Securities of all series affected thereby;

                  (d) an involuntary case or other proceeding shall be commenced against the Company or DLJSC with respect to the Company or DLJSC or their respective debts under any bankruptcy, insolvency or other similar law now or hereafter in effect seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or DLJSC or for any substantial part of the property and assets of the Company or DLJSC, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company or DLJSC under any bankruptcy, insolvency or other similar law now or hereafter in effect;

                  (e) the Company or DLJSC (A) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (B) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or DLJSC or for all or substantially all of the property and assets of the Company or DLJSC or (C) effects any general assignment for the benefit of creditors;

                  (f) an event of default, as defined in any one or more indentures or instruments evidencing or under which the Company has at the date of this Indenture or shall hereafter have outstanding an aggregate of at least $25,000,000 aggregate principal amount of indebtedness for borrowed money, shall happen and be continuing and such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within ten days after notice thereof shall have been given to the Company by the Trustee (if such event be known to it), or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding; provided, however, that if such event of default under such indentures or instruments shall be remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Securityholders, and provided further, however, that the Trustee shall not be charged with knowledge of any such default unless written notice thereof shall have been given to the Trustee by the Company, by the holder or an agent of the holder of any such indebtedness, by the trustee then acting under any indenture or other instrument under which such default shall have occurred, or by the Holders of not less than 25% in the aggregate principal amount of the Securities at the time outstanding;

                  (g) failure by the Company to make any payment at maturity, including any applicable grace period, in respect of at least $25,000,000 aggregate principal amount of indebtedness for borrowed money and such failure shall have continued for a period of ten days after notice thereof shall have been given to the Company by the Trustee (if such event be known to it), or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities at the time outstanding; provided, however, that if such failure shall be remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default under this Indenture by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Securityholders; or

                  (h) any other Event of Default established pursuant to
         Section 2.3 with respect to the Securities of such series occurs.

         SECTION 6.2 Acceleration. (a) If an Event of Default described in clauses (a) or (b) of Section 6.1 with respect to the Securities of any series then outstanding occurs and is continuing, then, and in each and every such case, except for any series of Securities the Principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of any such affected series then outstanding hereunder (each such series treated as a separate class) by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal amount (or, if the Securities of any such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series established pursuant to
Section 2.3) of all Securities of such affected series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

         (b) If an Event of Default described in clauses (c) or (h) of Section
6.1 with respect to the Securities of one or more but not all series then outstanding, occurs and is continuing, then, and in each and every such case, except for any series of Securities the Principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount (or, if the Securities of any such series are Original Issue Discount Securities, the amount thereof accelerable under this Section) of the Securities of all such affected series then outstanding hereunder (treated as a single class) by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal amount (or, if the Securities of any such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series established pursuant to Section 2.3) of all Securities of all such affected series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

         (c) If an Event of Default described in clauses (d) or (e) of Section
6.1 occurs and is continuing, then the principal amount (or, if any Securities are Original Issue Discount Securities, such portion of the Principal as may be specified in the terms thereof established pursuant to Section 2.3) of all the Securities then outstanding and interest accrued thereon, if any, shall be and become immediately due and payable, without any notice or other action by any Holder or the Trustee, to the full extent permitted by applicable law.

         (d) If an Event of Default described in clauses (f) or (g) of Section
6.1 or in clauses (c) or (h) of Section 6.1 with respect to the Securities of all series then outstanding, occurs and is continuing, then, and in each and every such case, either the Trustee or the Holders of not less than 25% in aggregate principal amount (or, if the Securities of any outstanding series are Original Issue Discount Securities, the amount thereof accelerable under this Section) of all Securities of any series then outstanding hereunder except for any series of Securities the Principal of which shall have already become due and payable (treated as a single class) by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal amount (or, if the Securities of any such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series established pursuant to Section 2.3) of all Securities of any series then outstanding, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

         The foregoing provisions, however, are subject to the condition that if, at any time after the principal amount (or, if the Securities are Original Issue Discount Securities, such portion of the Principal as may be specified in the terms thereof established pursuant to Section 2.3) of the

Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of each such series (or of all the Securities, as the case may be) and the Principal of any and all Securities of each such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such Principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of each such series to the date of such payment or deposit) and such amount as shall be sufficient to cover all amounts owing the Trustee under Section 7.7, and if any and all Events of Default under the Indenture, other than the non-payment of the Principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of all the then outstanding Securities of all such series that have been accelerated (voting as a single class), by written notice to the Company and to the Trustee, may waive all defaults with respect to all such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

         For all purposes under this Indenture, if a portion of the Principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the Principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the Principal thereof as shall be due and payable as a result of such acceleration together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

         SECTION 6.3 Other Remedies. If a payment default or an Event of Default with respect to the Securities of any series occurs and is continuing, the Trustee may pursue, in its own name or as trustee of an express trust, any available remedy by proceeding at law or in equity to collect the payment of Principal of and interest on the Securities of such series or to enforce the performance of any provision of the Securities of such series or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding.

         SECTION 6.4 Waiver of Past Defaults. Subject to Sections 6.2, 6.7 and 9.2, the Holders of at least a majority in principal amount (or, if the Securities are Original Issue Discount Securities, such portion of the Principal as is then accelerable under Section 6.2) of the outstanding Securities of all series affected (voting as a single class), by notice to the Trustee, may waive an existing Default or Event of Default with respect to the Securities of such series and its consequences, except a Default in the payment of Principal of or interest on any Security as specified in clauses (a) or (b) of Section 6.1 or in respect of a covenant or provision of this Indenture which cannot be modified or amended without the consent of the Holder of each outstanding Security affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Securities of such series arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         SECTION 6.5 Control by Majority. Subject to Sections 7.1 and 7.2(v), the Holders of at least a majority in aggregate principal amount (or, if any Securities are Original Issue Discount Securities, such portion of the Principal as is then accelerable under Section 6.2) of the outstanding Securities of all series affected (voting as a single class) may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided, however, that the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that may involve the Trustee in personal liability or that the Trustee determines in good faith may be unduly prejudicial to the rights of Holders not joining in the giving of such direction; and provided further, that the Trustee may take any other action it deems proper that is not inconsistent with any directions received from Holders of Securities pursuant to this Section 6.5.

         SECTION 6.6 Limitation on Suits. No Holder of any Security of any series may institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities of such series, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of such series;

                  (ii) the Holders of at least 25% in aggregate principal amount of outstanding Securities of all such series affected shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against any costs, liabilities or expenses to be incurred in compliance with such request;

                  (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (v) during such 60-day period, the Holders of a majority in aggregate principal amount of the outstanding Securities of all such affected series have not given the Trustee a direction that is inconsistent with such written request.

         A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder.

         SECTION 6.7 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of Principal or interest, if any, on such Holder's Security on or after the respective due dates expressed on such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

         SECTION 6.8 Collection Suit by Trustee. If an Event of Default with respect to the Securities of any series in payment of Principal or interest specified in clause (a) or (b) of Section 6.1 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount (or such portion thereof as specified in the terms established pursuant to Section 2.3 of Original Issue Discount Securities) of Principal of, and accrued interest remaining unpaid on, together with interest on overdue Principal of, and, to the extent that payment of such interest is lawful, interest on overdue installments of interest on, the Securities of such series, in each case at the rate or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, and such further amount as shall be sufficient to cover all amounts owing the Trustee under Section 7.7.

         SECTION 6.9 Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due the Trustee under Section 7.7) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor on the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any moneys, securities or other property payable or deliverable upon conversion or exchange of the Securities or upon any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it under Section 7.7. Nothing herein contained shall be deemed to empower the Trustee to authorize or consent to, or accept or adopt on behalf of any Holder, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 6.10 Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article in respect of the Securities of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of Principal or interest, upon presentation of the several Securities and coupons appertaining to such Securities in respect of which moneys have been collected and noting thereon the payment, or issuing Securities of such series and tenor in reduced principal amounts in exchange for the presented Securities of such series and tenor if only partially paid, or upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 7.7 applicable to the Securities of such series in respect of which moneys have been collected;

                  SECOND: In case the Principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

                  THIRD: In case the Principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for Principal and interest, with interest upon the overdue Principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such Principal and interest or Yield to Maturity, without preference or priority of Principal over interest or Yield to Maturity, or of interest or Yield to Maturity over Principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such Principal and accrued and unpaid interest or Yield to Maturity; and

                  FOURTH: To the payment of the remainder, if any, to the Company or any other person lawfully entitled thereto.

         SECTION 6.11 Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then, and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored to their former positions hereunder and thereafter all rights and remedies of the Company, Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 6.12 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, in either case in respect to the Securities of any series, a court may require any party litigant in such suit (other than the Trustee) to file an undertaking to pay the costs of the suit, and the court may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant (other than the Trustee) in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.12 does not apply to a suit by a Holder pursuant to Section 6.7 or a suit by Holders of more than 10% in principal amount of the outstanding Securities of such series.

         SECTION 6.13 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Securities in Section 2.8, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 6.14 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 6 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                                   ARTICLE 7

                                    TRUSTEE

         SECTION 7.1 General. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act and as set forth herein. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, unless it receives indemnity satisfactory to it against any loss, liability or expense. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article 7.

         SECTION 7.2 Certain Rights of Trustee. Subject to Trust Indenture Act Sections 315(a) through (d):

                  (i) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any Officers' Certificate, Opinion of Counsel (or both), resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper person or persons. The Trustee need not investigate any fact or matter stated in the document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (ii) before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel, which shall conform to Section 10.4. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion. Subject to Sections 7.1 and 7.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof;

                  (iii) the Trustee may act through its attorneys and agents, custodians and nominees not regularly in its employ and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care;

                  (iv) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Company;

                  (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request, order or direction of any of the Holders, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request, order or direction;

                  (vi) the Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the direction of the Holders in accordance with Section 6.5 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

                  (vii) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon; and

                  (viii) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, Officers' Certificate, Opinion of Counsel, Board Resolution, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then outstanding; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to it against such expenses or liabilities as a condition to proceeding.

         SECTION 7.3 Individual Rights of Trustee. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Trust Indenture Act Sections 310(b) and 311. For purposes of Trust Indenture Act Section 311(b)(4) and (6), the following terms shall mean:

         (a) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

         (b) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the

Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

         SECTION 7.4 Trustee's Disclaimer. The recitals contained herein and in the Securities (except the Trustee's certificate of authentication) shall be taken as statements of the Company and not of the Trustee and the Trustee assumes no responsibility for the correctness of the same. Neither the Trustee nor any of its agents (i) makes any representation as to the validity or adequacy of this Indenture or the Securities and (ii) shall be accountable for the Company's use or application of the proceeds from the Securities or for monies paid over to the Company pursuant to the Indenture.

         SECTION 7.5 Notice of Default. If any Default with respect to the Securities of any series occurs and is continuing and if such Default is known to the actual knowledge of a Responsible Officer with the corporate trust department of the Trustee, the Trustee shall give to each Holder of Securities of such series notice of such Default within 90 days after it occurs (i) if any Unregistered Securities of such series are then outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London and, if applicable, in Luxembourg or such other place of publication as may be required pursuant to the rules and regulations of any securities exchange on which such Securities are listed, and (ii) to all Holders of Securities of such series in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, unless such Default shall have been cured or waived before the mailing or publication of such notice; provided, however, that, except in the case of a Default in the payment of the Principal of or interest on any Security, the Trustee shall be protected in withholding such notice if the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

         SECTION 7.6 Reports by Trustee to Holders. Within 60 days after each September 15, beginning with September 15, 1998, the Trustee shall mail to each Holder as and to the extent provided in Trust Indenture Act Section 313(c) a brief report dated as of such September 15, if required by Trust Indenture Act Section 313(a).

         SECTION 7.7 Compensation and Indemnity. The Company shall pay to the Trustee such compensation as shall be agreed upon in writing from time to time for its services. The compensation of the Trustee shall not be limited by any law on compensation of a Trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents, counsel and other persons not regularly in its employ.

         The Company shall indemnify the Trustee for, and hold the Trustee, its officers, directors, employees and agents harmless against, any and all loss, damage, claim or liability or expense including taxes (other than taxes based on the income of the Trustee) incurred by it without negligence or bad faith on its part arising out of or in connection with the acceptance or administration of this Indenture and the Securities or the issuance of the Securities or a series thereof or the trusts hereunder and the performance of its duties under this Indenture and the Securities, including the costs and expenses of defending itself against or investigating any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties under this Indenture and the Securities.

         To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay Principal of, and interest on particular Securities.

         The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the rejection or termination of this Indenture under bankruptcy law. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities or coupons, and the Securities are hereby subordinated to such senior claim. If the Trustee renders services and incurs expenses following an Event of Default under Section 6.1(d) or Section 6.1(e) hereof, the parties hereto and the Holders by their acceptance of the Securities hereby agree that such expenses are intended to constitute expenses of administration under any bankruptcy law.

         SECTION 7.8 Replacement of Trustee. A resignation or removal of the Trustee as Trustee with respect to the Securities of any series and appointment of a successor Trustee as Trustee with respect to the Securities of any series shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.

         The Trustee may resign as Trustee with respect to the Securities of any series at any time by so notifying the Company in writing. The Holders of a majority in principal amount of the outstanding Securities of any series may remove the Trustee as Trustee with respect to the Securities of such series by so notifying the Trustee in writing and may appoint a successor Trustee with respect thereto with the consent of the Company. The Company may remove the Trustee as Trustee with respect to the Securities of any series if: (i) the Trustee is no longer eligible under Section 7.10 of this Indenture; (ii) the Trustee is adjudged a bankrupt or insolvent; (iii) a receiver or other public officer takes charge of the Trustee or its property; or (iv) the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed as Trustee with respect to the Securities of any series, or if a vacancy exists in the office of Trustee with respect to the Securities of any series for any reason, the Company shall promptly appoint a successor Trustee with respect thereto. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the outstanding Securities of such series may appoint a successor Trustee in respect of such Securities to replace the successor Trustee appointed by the Company. If the successor Trustee with respect to the Securities of any series does not deliver its written acceptance required by the next succeeding paragraph of this Section 7.8 within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the outstanding Securities of such series may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect thereto.

         A successor Trustee with respect to the Securities of any series shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after the delivery of such written acceptance, subject to the lien provided for in Section 7.7, and subject to the payment of any and all amounts then due and owing to the Trustee, (i) the retiring Trustee shall transfer all property held by it as Trustee in respect of the Securities of such series to the successor Trustee, (ii) the resignation or removal of the retiring Trustee in respect of the Securities of such series shall become effective and (iii) the successor Trustee shall have all the rights, powers and duties of the Trustee in respect of the Securities of such series under this Indenture. A successor Trustee shall mail notice of its succession to each Holder of Securities of such series.

         Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the preceding paragraph.

         The Company shall give notice of any resignation and any removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee in respect of the Securities of such series to all Holders of Securities of such series. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         Notwithstanding replacement of the Trustee with respect to the Securities of any series pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

         SECTION 7.9 Successor Trustee by Merger, Etc. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee with the same effect as if the successor Trustee had been named as the Trustee herein; provided that such successor Trustee shall be otherwise qualified and eligible under this Article 7.

         SECTION 7.10 Eligibility. This Indenture shall always have a Trustee who satisfies the requirements of Trust Indenture Act Section 310(a). The Trustee shall have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition.

         SECTION 7.11 Money Held in Trust. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law and except for money held in trust under Article 8 of this Indenture.

         SECTION 7.12 Right of Trustee in Capacity of Registrar or Paying Agent. In the event that the Trustee is also acting in the capacity of Paying Agent or Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article 7 shall also be afforded to the Trustee in its capacity as Paying Agent or Registrar.

                                   ARTICLE 8

                            DISCHARGE OF INDENTURE

         SECTION 8.1 Defeasance Within One Year of Payment. Except as otherwise provided in this Section 8.1, the Company may terminate its obligations under the Securities of any series and this Indenture with respect to Securities of such series if:

                  (i) all Securities of such series previously authenticated and delivered (other than destroyed, lost or wrongfully taken Securities of such series that have been replaced or Securities of such series that are paid pursuant to Section 4.1 or Securities of such series for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Company, as provided in Section 8.5) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder; or

                  (ii) (A) the Securities of such series mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption, (B) the Company irrevocably deposits in trust with the Trustee, as trust funds solely for the benefit of the Holders of such Securities for that purpose, money or U.S. Government Obligations or a combination thereof sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of any reinvestment, to pay the Principal of and interest on the Securities of such series to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder, and (C) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with.

                  (iii) With respect to the foregoing clause (i), only the Company's obligations under Section 7.7 in respect of the Securities of such series shall survive. With respect to the foregoing clause
         (ii), only the Company's obligations in Sections 2.2 through 2.12, 4.2, 7.7, 7.8 and 8.5 in respect of the Securities of such series shall survive until such Securities of such series are no longer outstanding. Thereafter, only the Company's obligations in Sections
         7.7 and 8.5 in respect of the Securities of such series shall survive. After any such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities of such series and this Indenture with respect to the Securities of such series except for those surviving obligations specified above.

         SECTION 8.2 Defeasance. Except as provided below, the Company will be deemed to have paid and will be discharged from any and all obligations in respect of the Securities of any series and the provisions of this Indenture will no longer be in effect with respect to the Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same); provided that the following conditions shall have been satisfied:

                  (A) the Company has irrevocably deposited in trust with the Trustee as trust funds solely for the benefit of the Holders of the Securities of such series, for payment of the Principal of and interest on the Securities of such series, money or U.S. Government Obligations or a combination thereof sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) without consideration of any reinvestment and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, to pay and discharge the Principal of and accrued interest on the outstanding Securities of such series to maturity or earlier redemption (irrevocably provided for under arrangements satisfactory to the Trustee), as the case may be;

                  (B) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

                  (C) no Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

                  (D) the Company shall have delivered to the Trustee (1) either (x) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this Section 8.2 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred or (y) an Opinion of Counsel to the same effect as the ruling described in clause (x) above and (2) an Opinion of Counsel to the effect that the Holders of the Securities of such series have a valid security interest in the trust funds subject to no prior liens under the UCC; and

                  (E) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 8.2 of the Securities of such series have been complied with.

         The Company's obligations in Sections 2.2 through 2.12, 4.1, 4.2, 7.7, 7.8 and 8.5 with respect to the Securities of such series shall survive until such Securities are no longer outstanding. Thereafter, only the Company's obligations in Sections 7.7 and 8.5 shall survive.

         SECTION 8.3 Covenant Defeasance. The Company may omit to comply with any term, provision or condition set forth in Section 4.3 (or any other specific covenant relating to such series provided for in a Board Resolution or supplemental indenture pursuant to Section 2.3 which may by its terms be defeased pursuant to this Section 8.3), and such omission shall be deemed not to be an Event of Default under clauses (c) or (h) of Section 6.1, with respect to the outstanding Securities of a series if:

                  (i) the Company has irrevocably deposited in trust with the Trustee as trust funds solely for the benefit of the Holders of the Securities of such series, for payment of the Principal of and interest, if any, on the Securities of such series, money or U.S. Government Obligations or a combination thereof in an amount sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) without consideration of any reinvestment and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, to pay and discharge the Principal of and interest on the outstanding Securities of such series to maturity or earlier redemption (irrevocably provided for under arrangements satisfactory to the Trustee), as the case may be;

                  (ii) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

                  (iii) no Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

                  (iv) the Company has delivered to the Trustee an Opinion of Counsel to the effect that (A) the Holders of the Securities of such series have a valid security interest in the trust funds subject to no prior liens under the UCC and (B) such Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred; and

                  (v) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the covenant defeasance contemplated by this Section 8.3 of the Securities of such series have been complied with.

         SECTION 8.4 Application of Trust Money. Subject to Section 8.5, the Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.1, 8.2 or 8.3, as the case may be, in respect of the Securities of any series and shall apply the deposited money and the proceeds from deposited U.S. Government Obligations in accordance with the Securities of such series and this Indenture to the payment of Principal of and interest on the Securities of such series; but such money need not be segregated from other funds except to the extent required by law. The Company shall pay and indemnify the Trustee and its officers, directors, agents and employees against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 8.1, 8.2 or 8.3 or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Securities.

         SECTION 8.5 Repayment to Company. Subject to Sections 7.7, 8.1, 8.2 and 8.3, the Trustee and the Paying Agent shall promptly pay to the Company upon request set forth in an Officers' Certificate any money held by them at any time and not required to make payments hereunder and thereupon shall be relieved from all liability with respect to such money. The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them and required to make payments hereunder under this Indenture that remains unclaimed for two years; provided that the Trustee or such Paying Agent before being required to make any payment may cause to be published at the expense of the Company once in an Authorized Newspaper in The City of New York and once in an Authorized Newspaper in London and, if applicable, in Luxembourg or such other place of publication as may be required pursuant to the rules and regulations of any securities exchange on which such Securities are listed or mail to each Holder entitled to such money at such Holder's address (as set forth in the Security Register) notice that such money remains unclaimed and that after a date specified therein (which shall be at least 30 days from the date of such publication or mailing) any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to such money must look to the Company for payment as general creditors unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                                   ARTICLE 9

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

         SECTION 9.1 Without Consent of Holders. The Company and the Trustee may amend or supplement this Indenture or the Securities of any series without notice to or the consent of any Holder:

                  (1) to cure any ambiguity, defect or inconsistency in this Indenture; provided that such amendments or supplements shall not materially and adversely affect the interests of the Holders;

                  (2) to comply with Article 5;

                  (3) to comply with any requirements of the Commission in connection with the qualification of this Indenture under the Trust Indenture Act;

                  (4) to evidence and provide for the acceptance of appointment hereunder with respect to the Securities of any or all series by a successor Trustee;

                  (5) to establish the form or forms or terms of Securities of any series or of the coupons appertaining to such Securities as permitted by Section 2.3;

                  (6) to provide for uncertificated or Unregistered Securities and to make all appropriate changes for such purpose;

                  (7) if allowed under applicable laws and regulations to permit payment in the United States of Principal or interest on Unregistered Securities or coupons, if any; or

                  (8) to make any change that does not materially and adversely affect the rights of any Holder.

         SECTION 9.2 With Consent of Holders. Subject to Sections 6.4 and 6.7, without prior notice to any Holders, the Company and the Trustee may amend this Indenture and the Securities of any series with the written consent of the Holders of a majority in principal amount of the outstanding Securities of all series affected by such amendment (all such series voting as one class), and the Holders of a majority in principal amount of the outstanding Securities of all series affected thereby (all such series voting as one class) by written notice to the Trustee may waive future compliance by the Company with any provision of this Indenture or the Securities of such series.

         Notwithstanding the provisions of this Section 9.2, without the consent of each Holder affected thereby, an amendment or waiver, including a waiver pursuant to Section 6.4, may not:

                  (i) extend the stated maturity of the Principal of, or any sinking fund obligation or any installment of interest on, such Holder's Security, or reduce the Principal thereof or the rate of interest thereon (including any amount in respect of original issue discount), or any premium payable with respect thereto, or adversely affect the rights of such Holder under any mandatory redemption or repurchase provision or any right of redemption or repurchase at the option of such Holder, or reduce the amount of the Principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 6.2 or the amount thereof provable in bankruptcy, or change any place of payment where, or the currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the due date therefor;

                  (ii) reduce the percentage in principal amount of outstanding Securities of the relevant series the consent of whose Holders is required for any such supplemental indenture, for any waiver of compliance with certain provisions of this Indenture or certain Defaults and their consequences provided for in this Indenture;

                  (iii) waive a Default in the payment of Principal of or interest on any Security of such Holder; or

                  (iv) modify any of the provisions of this Section 9.2, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or of the coupons appertaining to such Securities.

         It shall not be necessary for the consent of any Holder under this
Section 9.2 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment, supplement or waiver under this Section 9.2 becomes effective, the Company shall give to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. The Company will mail supplemental indentures to Holders upon request. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

         SECTION 9.3 Revocation and Effect of Consent. Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the Security of the consenting Holder, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of its Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver shall become effective with respect to any Securities affected thereby on receipt by the Trustee of written consents from the requisite Holders of outstanding Securities affected thereby.

         The Company may, but shall not be obligated to, fix a record date (which may be not less than 10 nor more than 60 days prior to the solicitation of consents) for the purpose of determining the Holders of the Securities of any series affected entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the immediately preceding paragraph, those Persons who were such Holders at such record date (or their duly designated proxies) and only those Persons shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be such Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

         After an amendment, supplement or waiver becomes effective with respect to the Securities of any series affected thereby, it shall bind every Holder of such Securities unless it is of the type described in any of clauses
(i) through (iv) of Section 9.2. In case of an amendment or waiver of the type described in clauses (i) through (iv) of Section 9.2, the amendment or waiver shall bind each such Holder who has consented to it and every subsequent Holder of a Security that evidences the same indebtedness as the Security of the consenting Holder.

         SECTION 9.4 Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of any Security, the Trustee may require the Holder thereof to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder and the Trustee may place an appropriate notation on any Security of such series thereafter authenticated. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security of the same series and tenor that reflects the changed terms.

         SECTION 9.5 Trustee to Sign Amendments, Etc. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article 9 is authorized or permitted by this Indenture, stating that all requisite consents have been obtained or that no consents are required and stating that such supplemental indenture constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to customary exceptions. Subject to the preceding sentence, the Trustee shall sign such amendment, supplement or waiver if the same does not adversely affect the rights of the Trustee. The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 9.6 Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article 9 shall conform to the requirements of the Trust Indenture Act as then in effect.

                                  ARTICLE 10

                                 MISCELLANEOUS

         SECTION 10.1 Trust Indenture Act of 1939. This Indenture shall incorporate and be governed by the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

         SECTION 10.2 Notices. Any notice or communication shall be sufficiently given if written and (a) if delivered in person, when received or
(b) if mailed by first class mail, 5 days after mailing, or (c) as between the Company and the Trustee if sent by facsimile transmission, when transmission is confirmed, in each case addressed as follows:

         if to the Company:

         Donaldson, Lufkin & Jenrette, Inc.
         277 Park Avenue
         New York, New York 10172
         Facsimile No.: (212) 892-2608
         Attention: General Counsel

         if to the Trustee:

         The Chase Manhattan Bank
         450 West 33rd Street, 15th Floor
         New York, New York 10001

         Facsimile No.: 212-946-8161
         Attention: Global Trust Services

         The Company or the Trustee by written notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication shall be sufficiently given to Holders of any Unregistered Securities by publication at least once in an Authorized Newspaper in The City of New York and at least once in an Authorized Newspaper in London and, if applicable, in Luxembourg or such other place of publication as may be required pursuant to the rules and regulations of any securities exchange on which such Securities are listed, and by mailing to the Holders thereof who have filed their names and addresses with the Trustee pursuant to
Section 313(c)(2) of the Trust Indenture Act at such addresses as were so furnished to the Trustee and to Holders of Registered Securities by mailing to such Holders at their addresses as they shall appear on the Security Register. Notice mailed shall be sufficiently given if so mailed within the time prescribed. Copies of any such communication or notice to a Holder shall also be mailed to the Trustee and each Agent at the same time.

         Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Except as otherwise provided in this Indenture, if a notice or communication is mailed in the manner provided in this Section 10.2, it is duly given, whether or not the addressee receives it.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case it shall be impracticable to give notice as herein contemplated, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         SECTION 10.3 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                  (i) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (ii) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         SECTION 10.4 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based;

                  (iii) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether or not, in the opinion of each such person, such condition or covenant has been complied with; provided, however, that, with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

         SECTION 10.5 Evidence of Ownership. The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Holder of any Unregistered Security and the Holder of any coupon as the absolute owner of such Unregistered Security or coupon (whether or not such Unregistered Security or coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. The fact of the holding by any Holder of an Unregistered Security, and the identifying number of such Security and the date of his holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Unregistered Securities specified therein. The holding by the person named in any such certificate of any Unregistered Securities specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding
(1) another certificate bearing a later date issued in respect of the same Securities shall be produced or (2) the Security specified in such certificate shall be produced by some other Person, or (3) the Security specified in such certificate shall have ceased to be outstanding. Subject to Article 7, the fact and date of the execution of any such instrument and the amount and numbers of Securities held by the Person so executing such instrument may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in any other manner which the Trustee may deem sufficient.

         The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name any Registered Security shall be registered upon the Security

Register for such series as the absolute owner of such Registered Security (whether or not such Registered Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the Principal of and, subject to the provisions of this Indenture, interest on such Registered Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

         SECTION 10.6 Rules by Trustee, Paying Agent or Registrar. The Trustee may make reasonable rules for action by or at a meeting of Holders. The Paying Agent or Registrar may make reasonable rules for its functions.

         SECTION 10.7 Payment Date Other Than a Business Day. If any date for payment of Principal or interest on any Security shall not be a Business Day at any place of payment, then payment of Principal of or interest on such Security, as the case may be, need not be made on such date, but may be made on the next succeeding Business Day at any place of payment with the same force and effect as if made on such date and no interest shall accrue in respect of such payment for the period from and after such date.

         SECTION 10.8 Governing Law. The laws of the State of New York (without regard to conflicts of laws principles thereof) shall govern this Indenture and the Securities.

         SECTION 10.9 No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture or loan or debt agreement of the Company or any Subsidiary of the Company. Any such indenture or agreement may not be used to interpret this Indenture.

         SECTION 10.10 Successors. All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

         SECTION 10.11 Duplicate Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         SECTION 10.12 Separability. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 10.13 Table of Contents, Headings, Etc. The Table of Contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only and are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

         SECTION 10.14 Incorporators, Stockholders, Officers and Directors of Company Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture or any indenture supplemental hereto, or in any Security or any coupons appertaining thereto, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer, director or employee, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and the coupons appertaining thereto by the holders thereof and as part of the consideration for the issue of the Securities and the coupons appertaining thereto.

         SECTION 10.15 Judgment Currency. The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the Principal of or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the Market Exchange Rate on the day on which final unappealable judgment is entered, unless such day is not a Business Day in The City of New York, in which case the rate of exchange used shall be the Market Exchange Rate on the Business Day preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency
(i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection
(a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture.

         SECTION 10.16 Moneys of Different Currencies To Be Segregated. The Trustee shall segregate moneys, funds and accounts held by the Trustee hereunder in one currency (or currency unit) from any moneys, funds or accounts in any other currencies (or currency units), notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

         SECTION 10.17 Language of Notices, etc. Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

         SECTION 10.18 Changes in Exhibits. At any time and from time to time, the Company may substitute a new form, or add new forms, of the Exhibits hereto. Such substitution shall be effective upon receipt by the Trustee of such new form of Exhibit and a Board Resolution or Officers' Certificate adopting such new form of Exhibit, and thereafter all references in this Indenture to such Exhibit shall be deemed to refer to such new form of Exhibit.

                                  SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.


(SEAL)                            DONALDSON, LUFKIN & JENRETTE, INC.,
Attest:                             as the Company






   /s/ C. M. Power
- ---------------------------       By: /s/ Charles J. Hendrickson
                                     -----------------------------------
                                     Name:  Charles J. Hendrickson
                                     Title: Senor Vice President/Treasurer


(SEAL)                             THE CHASE MANHATTAN BANK,
Attest:                              as Trustee







   /s/ Gemmel Richards
- ---------------------------       By: /s/ Victor Evans
                                     -----------------------------------
                                     Name:  Victor Evans
                                     Title: Second Vice President

STATE OF NEW YORK          )
                           )       ss.:
COUNTY OF NEW YORK         )

          On the 3rd day of September 1997, before me personally came
Charles J. Hendrickson, to me known, who, being by me duly sworn, did depose and say that he is Sr. Vice Pres./Treas. of DONALDSON, LUFKIN & JENRETTE, INC., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                  /s/ Richard Izzo
                                             --------------------------------
                                                      Notary Public
                                                     [Notary's Seal]
STATE OF NEW YORK          )
                           )       ss.:
COUNTY OF NEW YORK         )

          On the 3rd day of September 1997, before me personally came Victor Evans, to me known, who, being by me duly sworn, did depose and say that he is Second Vice President of THE CHASE MANHATTAN BANK, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                  /s/ Margaret M. Price
                                             ---------------------------------
                                                       Notary Public
                                                      [Notary's Seal]

                                   EXHIBIT A
                           [FORMS OF CERTIFICATION]


                                  EXHIBIT A.1


                      [FORM OF CERTIFICATE TO BE GIVEN BY
               PERSON ENTITLED TO RECEIVE UNREGISTERED SECURITY]

                                  CERTIFICATE

                    [Insert title or sufficient description
                        of Securities to be delivered]

          This is to certify that, as of the date hereof, the above-captioned Securities (i) are owned by persons that are not United States persons, (ii) are owned by United States person(s) that (a) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case
(a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the issuer or the issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate the income of which is subject to United States Federal income taxation regardless of its source, or a trust with respect to the administration of which a court within the United States is able to exercise primary supervision and one or more United States fiduciaries have the authority to control all substantial decisions of the trust.

          We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on



                                     A.1-1
such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

          This certification excepts and does not relate to $__________ of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

          We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.


Dated: _______________, 19___
[To be dated on or after
________________ , 19   (the date
determined as provided in the
Indenture)]

                                             [Name of Person Entitled to
                                             Receive Unregistered Security]


                                             -----------------------------
                                                      (Authorized Signatory)
                                             Name:
                                             Title:





                                     A.1-2

                                  EXHIBIT A.2
                 [FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
                                 AND CEDEL IN
                CONNECTION WITH THE EXCHANGE OF A PORTION OF A
                  TEMPORARY GLOBAL SECURITY ON THE EARLIER OF
                     THE FIRST ACTUAL PAYMENT OF INTEREST
                        OR THE DATE OF DELIVERY OF THE
                        OBLIGATION IN DEFINITIVE FORM]


                                  CERTIFICATE


                    [Insert title or sufficient description
                        of Securities to be delivered]

          This is to certify, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations (Our "Member Organizations") with respect to $_____________ principal amount of the above-captioned Securities that such obligation (i) is owned by persons that are not United States persons, (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("financial institutions")) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case
(a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.




                                     A.2-1

          We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.


Date: _________________, 19____
[To be dated no earlier than
the Exchange Date]


                                     [MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK, BRUSSELS OFFICE, as
                                     Operator of the Euroclear System]
                                     [CEDEL]

                                     By ________________________________




                                     A.2-2



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